                                                                     Exhibit 3.1
                       The Commonwealth of Massachusetts
                             K JOHN F. X. DAVOREN
                         Secretary of the Commonwealth
                          STATE HOUSE, BOSTON, MASS.

                       RESTATED ARTICLES OF ORGANIZATION

                    General Laws, Chapter 156B, Section 74

     This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the restated articles of organization. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                  __________

     We, George B. Rockwell                                      , President/and
         Winthrop B. Walker                                           , Clerk of

                   State Street Boston Financial Corporation
--------------------------------------------------------------------------------
                             (Name of Corporation)

located at         225 Franklin Street, Boston, Massachusetts 02101
           ---------------------------------------------------------------------

do hereby certify that the following restatement of the articles of organization of the corporation was duly adopted on June 11, 1970, by written consent of the holder of

   100     shares of   Common Stock   out of      100    shares outstanding,
----------           ----------------        -----------
                     (Class of Stock)

__________ shares of ________________ out of ___________ shares outstanding, and
                     (Class of Stock)

__________ shares of ________________ out of ___________ shares outstanding,
                     (Class of Stock)

being all of the stock outstanding and entitled to vote and of each class or series of stock adversely affected thereby:-

     1.  The name by which the corporation shall be known is:-
              State Street Boston Financial Corporation

     2. The purposes for which the corporation is formed are as follows:- See Continuation Sheet 2A.

Note: Provisions for which the space provided under articles 2, 4, 5, and 6 is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Indicate under each article where the provision is set out. Continuation sheets shall be on 8 1/2" wide x 11" high
                                                     =================
         paper and must have a left-hand margin 1 inch wide for binding. Only one side should be used.

     3. The total number of shares and the par value, if any, of each class of stock which the corporation is authorized to issue is as follows:

                    WITHOUT PAR VALUE                      WITH PAR VALUE
                    -----------------                      --------------
CLASS OF STOCK       NUMBER OF SHARES      NUMBER OF SHARES           PAR VALUE
--------------       ----------------      ----------------           ---------

Preferred                700,000                  0                      ---

Common                      0                 3,500,000                  $10


    *4. If more than one class is authorized, a description of each of the different classes of stock with, if any, the preferences, voting powers, qualifications, special or relative rights or privileges as to each class thereof and any series now established:

        See Continuation Sheet 4A



    *5. The restrictions, if any, imposed by the articles of organization upon the transfer of shares of stock of any class are as follows:

        None



    *6. Other lawful provision, if any, for the conduct and regulation of the business and affairs of the corporation, for its voluntary dissolution, or for limiting, defining, or regulating the powers of the corporation, or of its directors or stockholders, or of any class of stockholders:

        See Continuation Sheets 6A, 6B, and 6C.



    *   If there are no such provisions, state "None".

                             CONTINUATION SHEET 2A
                             ---------------------


          To acquire, hold, dispose of and otherwise deal in and with securities (including but not limited to stocks, shares, evidences of beneficial interest, evidences of indebtedness and evidences of any right to subscribe for or purchase or sell any thereof), and any interest therein, issued or created by or evidencing or representing any interest in any one or more banks, trust companies, other corporations, associations, trusts, firms, partnerships, governments, governmental or political units, instrumentalities, subdivisions, agencies or authorities, or other organizations, persons or entities, public or private; and

          To engage in any other lawful business or activity in which a corporation organized under the Business Corporation Law of Massachusetts is permitted to engage.

                             CONTINUATION SHEET 4A
                             ---------------------



          The board of directors is authorized, subject to the limitations prescribed by law and these articles, to divide the Preferred Stock into two or more series and to establish and designate each series and fix and determine the variations in the relative rights and preferences as between the different series, provided that all shares of the Preferred Stock shall be identical except that there may be variations fixed and so determined between different series as to:

          (a) The number of shares constituting each series and the distinctive designation of that series;

          (b) Whether or not the shares of any series shall be redeemable and, if redeemable, the price (which may vary under different conditions and at different redemption dates), the terms and the manner of redemption, including the date or dates on or after which they shall be redeemable;

          (c) The dividend rate on the shares of each series, the conditions and dates upon which dividends thereon shall be payable, the extent, if any, to which dividends thereon shall be cumulative, and the relative rights of preference, if any, of payment of dividends thereon;

          (d) The rights of each series on liquidation,voluntary or involuntary, including dissolution or winding up of the corporation;

          (e) The sinking fund or purchase fund provisions, if any, applicable to each series, including without limitation the annual amount thereof and the terms relating thereto;

          (f) The conversion rights, if any, of each series, including the terms and conditions of conversion, which terms and conditions may contain provisions for adjustment of the conversion rate in such events as the board of directors shall determine; and

          (g) The conditions under which each series shall have separate voting rights or no voting rights, in addition to the voting rights provided by law.

                             CONTINUATION SHEET 6A
                             ---------------------

                                    By-laws
                                    -------

          The board of directors is authorized to make, amend or repeal the by-laws of the corporation in whole or in part, except with respect to any provision thereof which by law, by these articles of organization or by the by-laws requires action by the stockholders.

                     Place of Meetings of the Stockholders
                     -------------------------------------

          Meetings of the stockholders may be held anywhere in the United
States.

                                  Partnership
                                  -----------

          The corporation may be a partner in any business enterprise which the corporation would have power to conduct by itself.

               Indemnification of Directors, Officers and Others
               -------------------------------------------------

          The corporation shall indemnify each person who is or was a director, officer, employee or other agent of the corporation, and each person who is or was serving at the request of the corporation as a director, trustee, officer, employee or other agent of another organization in which it directly or indirectly owns shares or of which it is directly or indirectly a creditor, against all liabilities, costs and expenses, including but not limited to amounts paid in satisfaction of judgments, in settlement or as fines and penalties, and counsel fees and disbursements, reasonably incurred by him in connection with the defense or disposition of or otherwise in connection with or resulting from any action, suit or other proceeding, whether civil, criminal, administrative or investigative, before any court or administrative or legislative or investigative body, in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while in office or thereafter, by reason of his being or having been such a director, officer, employee, agent or trustee, or by reason of any action taken or not taken in any such capacity, except with respect to any matter as to which he shall have been finally adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his action

                             CONTINUATION SHEET 6B
                             ---------------------



was in the best interests of the corporation. Expenses, including but not limited to counsel fees and disbursements, so incurred by any such person in defending any such action, suit or proceeding, may be paid from time to time by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person indemnified to repay the amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized hereunder.

          As to any matter disposed of by settlement by any such person, pursuant to a consent decree or otherwise, no such indemnification either for the amount of such settlement or for any other expenses shall be provided unless such settlement shall be approved as in the best interests of the corporation, after notice that it involves such indemnification, (a) by vote of a majority of the disinterested directors then in office (even though the disinterested directors be less than a quorum), or (b) by any disinterested person or persons to whom the question may be referred by vote of a majority of such disinterested directors, or (c) by vote of the holders of a majority of the outstanding stock at the time entitled to vote for directors, voting as a single class, exclusive of any stock owned by any interested person, or (d) by any disinterested person or persons to whom the question may be referred by vote of the holders of a majority of such stock. No such approval shall prevent the recovery from any such officer, director, employee, agent or trustee of any amounts paid to him or on his behalf as indemnification in accordance by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his action was in the best interests of the corporation.

          The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any director, officer, employee, agent or trustee may be entitled or which may lawfully be granted to him. As used herein, the terms "director", "officer", "employee", "agent" and "trustee" include their respective executors, administrators and other legal representatives, an "interested" person is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or had been pending or threatened, and a "disinterested" person is a person against whom no such action, suit or other proceeding is then or had been pending or threatened.

          By action of the board of directors, notwithstanding any interest of the directors in such action, the corporation may purchase and maintain insurance, in such amounts as the board of directors may from time to time deem appropriate, on behalf of any person who is or was a director, officer, employee or other agent of the

                             CONTINUATION SHEET 6C
                             ---------------------



corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee or other agent of another organization in which it directly or indirectly owns shares or of which it is directly or indirectly a creditor, against any liability incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability.


                           Intercompany Transactions
                           -------------------------


          No contract or transaction between the corporation and one or more of its directors or officers, or between the corporation and any other organization of which one or more of its directors or officers are directors, trustees or officers, or in which any of them has any financial or other interest, shall be void or voidable, or in any way affected, solely for this reason, or solely because the director or officer is present at or participates in the meeting of the board of directors or committee thereof which authorizes, approves or ratifies the contract or transaction, or solely because his or their votes are counted for such purpose, if:

               (a) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee which authorizes, approves or ratifies the contract or transaction, and the board or committee in good faith authorizes, approves or ratifies the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or


               (b) The material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically authorized, approved or ratified in good faith by vote of the stockholders; or


               (c) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the stockholders.


Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee thereof which authorizes, approves or ratifies the contract or transaction. No director or officer of the corporation shall be liable or accountable to the corporation or to any of its stockholders or creditors or to any other person, either for any loss to the corporation or to any other person or for any gains or profits realized by such director or officer, by reason of any contract or transaction as to which clauses (a), (b) or (c) above are applicable.

          *We further certify that the foregoing restated articles of organization effect no amendments to the articles of organization of the corporation as heretofore amended, except amendments to the following articles 3
                                                                               -
and 4
-----

     (*If there are no such amendments, state "None".)

Article Three is amended by increasing the authorized capital stock of this corporation by

               (a) 3,485,000 shares of Common Stock, $10 par value, to a total of 3,500,000 shares; and

               (b)  700,000 shares of Preferred Stock, without par value.

Article Four is amended by the addition of provisions authorizing the Board of Directors to divide the Preferred Stock into two or more series and to establish and designate each series and fix and determine the variations in the relative rights and preferences as between the different series.


IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have signed our names this 11th day of June in the year 1970.


                    /s/ George B. Rockwell        President
                    -----------------------------

                    /s/ Winthrop B. Walker           Clerk
                    -----------------------------

                       THE COMMONWEALTH OF MASSACHUSETTS


                       RESTATED ARTICLES OF ORGANIZATION
                   (General Laws, Chapter 156B, Section 74)

                    I hereby approve the within restated articles of organization and, the filing fee in the amount of $24,550.00 having been paid, said articles are deemed to have been filed with me this 15th day of June, 1970.



                                       /s/ John F.X. Davoren


                                       Secretary of the Commonwealth
                                       State House Boston, Mass

                 [STAMP]


                       TO BE FILLED IN BY CORPORATION

          PHOTO COPY OF RESTATED ARTICLES OF ORGANIZATION TO BE SENT

          TO:

              Jerome E. Andrews, Jr., Esq.
              -----------------------------------
              Choate, Hall & Stewart
              --------------------------------
              28 State Street
              ----------------------------
              Boston, Massachusetts 02109

              Tel:  227-5020


                                                         Copy Mailed  MON 7.8.70

                       The Commonwealth of Massachusetts


                         Secretary of the Commonwealth
                          STATE HOUSE, BOSTON, MASS.
                                     02133
                             ARTICLES OF AMENDMENT

                    General Laws, Chapter 156B, Section 72

  This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 1568,
Section 114. Make check payable to the Commonwealth of Massachusetts.

                                 ____________     Senior
     Peter S. Maher                            ,  Vice President, and
We,
     Dean W. Harrison                             ,   Clerk


                   STATE STREET BOSTON FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                             (Name of Corporation)

located at 225 Franklin Street, Boston, Massachusetts  02101
           ---------------------------------------------------------------------

do hereby certify that the following amemdment to the articles of organization of the corporation was duly adopted at a meeting held on April 20, 1977, by vote
of  1,664,380   shares of  Common out   of   2,280,323  shares outstanding,
   ------------            ------          -------------
                        (Class of Stock)

____________ shares of ______________ out of __________ shares outstanding, and
                       (Class of Stock)

____________ shares of _______________ out of __________ shares outstanding, and
                       (Class of Stock)

                 being at least a majority of each class outstanding and entitled to vote thereon


     For amendments adopted pursuant to Chapter 156B. Section 70

     For amendments adopted pursuant to Chapter 156B. Section 71

NOTE: Amendment for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2?, etc. Continuation sheets shall be an 8?" wide x 11" high paper and must have a left-hand
                         -------------------
      margin 1 inch wide for binding. Only one side should be used.

VOTED: to change the name of the STATE STREET BOSTON FINANCIAL CORPORATION to STATE STREET BOSTON CORPORATION.

                                    CONSENT
                                    -------



          On April 20, 1977, the stockholders of State Street Boston Financial Corporation voted to change the name of said corporation to State Street Boston Corporation.
          The undersigned hereby consent to said corporation's change of name to State Street Boston Corporation.

                                   STATE STREET BOSTON LEASING COMPANY, INC.
                                   225 Franklin Street
                                   Boston, Massachusetts 02101


Date 4/20/77                       By /s/ [ILLEGIBLE] EXECUTIVE VICE PRESIDENT
                                     -------------------------------------------
                                   Its                  SENIOR MANAGER


                                   STATE STREET BOSTON CREDIT COMPANY, INC.
                                   225 Franklin Street
                                   Boston, Massachusetts 02101


Date 4/20/77                       By /s/ Peter S Maher
                                     -------------------------------------------
                                   Its   General Manager


                                   STATE STREET BOSTON SECURITIES SERVICES CORP. 40 Exchange Place
                                   New York, New York


Date 4/20/77                       By /s/ [ILLEGIBLE]
                                     -------------------------------------------
                                   Its   President

     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this twentieth day of April, in the year 1977


/s/ Peter S. Maher                              Senior Vice President
------------------------------
/s/ Dean W. Harrison                            Clerk
------------------------------

                      THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT
                   (General Laws, Chapter 156B, Section 72)
                 I hereby approve the within articles of amendment and, the filing fee in the amount of $50.00 having been paid, said articles are deemed to have been filed with me this 3rd day of May, 1977.

                                             /s/ Paul Guzzi

     [STAMP]
                                   Secretary of the Commonwealth
                                     State House, Boston, Mass.


                        TO BE FILLED IN BY CORPORATION

                      PHOTO COPY OF AMENDMENT TO BE SENT

                   TO:
                         Paul F. Lorenz
                   --------------------------------------
                         State Street Bank & Trust Co.
                   --------------------------------------
                         225 Franklin Street
                   --------------------------------------
                         Boston, MA 02101

                                                          Copy Mailed MAY 6 1977

/s/ ILLEGIBLE                                 The Commonwealth of Massachusetts
---------------
    Examiner                                      MICHAEL JOSEPH CONNOLLY
                                                                                           FEDERAL INDENTIFICATION
                                                    Secretary of State
                                           ONE ASHBURTON PLACE, BOSTON, MASS. 02108        No.   04-2456637
                                                                                             --------------
                                                  ARTICLES OF AMENDMENT

                                         General Laws, Chapter 156B, Section 72

                  This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws,
                Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                                                         ____________

                 We,  Robert J. Malley                                          Senior Vice President, and
                      Christoph H. Schmidt                                      Clerk of

                                                  State Street Boston Corporation
                --------------------------------------------------------------------------------------------------
                                                       (Name of Corporation)

                located at   225 Franklin Street, Boston, Massachusetts 02110
_______________
 Name           do hereby certify that the following amendments to the articles of organization of the corporation were duly adopted
 Approved       at a meeting held on April 21, 1982, by vote of

                1,315,382 shares of Common Stock out of 2,111,476 shares outstanding, on Vote 1
                                    ------------
                                  (Class of Stock)

                1,089,224 shares of Common Stock out of 2,111,476 shares outstanding, on Vote 2 and
                                    ------------
                                  (Class of Stock)

                _______________ shares of _________________ out of _____________ ______ shares outstanding.
                                  (Class of Stock)

                                being at least a majority of each class outstanding and entitled to vote thereon:- /1/

         (Vote 1)     VOTED: That Article 3 of the Articles of Organization of this Corporation is hereby amended to increase the
                      -----
       C [_]          number of authorized shares of Common Stock, $10 par value, of the Corporation from 3,500,000 to 7,000,000;
       P [_]          and that the Board of Directors be and it hereby is authorized to issue any and all of the authorized but
       M [_]          unissued shares of the Common Stock, $10 par value, of this Corporation at such time or times, to such persons, and for such lawful consideration, including cash, tangible or intangible property, services or expenses, or as stock dividends, as may be determined from time to time by the Board of Directors.

                  /1/ For amendments adopted pursuant to Chapter 156B, Section 70

                  /2/ For amendments adopted pursuant to Chapter 156B, Section 71

       4        Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth
--------------- on separate 8 1/2 x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more
      PC        than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

FOR INCREASE IN CAPITAL FILL IN THE FOLLOWING:

                                                                  (  -0-                       )
                                                                  ---------  shares preferred
                                                                  (3,500,000                   )     with par value
                                                                  ---------- shares common
The total amount of capital stock already authorized is           (  700,000                   )
                                                                  ---------- shares preferred
                                                                  (  -0-                       )     without par value
                                                                  ---------- shares common

                                                                  (  -0-                       )
                                                                  ---------- shares preferred
                                                                  (3,500,000                   )     with par value
                                                                  ---------- shares common
The amount of additional capital stock authorized is              (2,800,000                   )
                                                                  ---------- shares preferred
                                                                  (  -0-                       )     without par value
                                                                  ---------- shares common

          (Vote 2)  VOTED: That Article 3 of the Articles of Organization of
                    -----
                    this Corporation is hereby amended to increase the number of authorized shares of Preferred Stock, no par value, of the Corporation from 700,000 to 3,500,000; and that the Board of Directors be and it hereby is authorized to issue any and all of the authorized but unissued shares of the Preferred Stock, no per value, of this Corporation at such time or times, to such persons, and for such lawful consideration, including cash, tangible or intangible property, services or expenses, or as stock dividends, as may be determined from time to time by the Board of Directors.




     The foregoing amendments will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this eleventh day of May, in the year 1982


Robert J. Malley                                Senior Vice President

Christopher H. Schmidt                                   Clerk

                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT
                   (General Laws, Chapter 156B, Section 72)
               I hereby approve the within articles of amendment
                and, the filing fee in the amount of $45,500.00
              having been paid, said articles are deemed to have
                         been filed with me this 12th
                               day of May, 1982.


     [stamp]              /s/ Michael Joseph Connolly

                              MICHAEL JOSEPH CONNOLLY
                                 Secretary of State

                     TO BE FILLED IN BY CORPORATION
                     PHOTO COPY OF AMENDMENT TO BE SENT

                TO   Mr. Robert J. Malley, S.V.P.
                         State Street Boston Corp.
                         225 Franklin Street - 4th Floor
                         Boston, MA 02101

                Telephone: (617) 786-3104

                                                         Copy Mailed MAY 19 1982

/s/ ILLEGIBLE                      The Commonwealth of Massachusetts
---------------
   Examiner                             MICHAEL JOSEPH CONNOLLY
                                                                            FEDERAL IDENTIFICATION
                                           Secretary of State
                                ONE ASHBURTON PLACE, BOSTON, MASS. 02108    NO.    04-2456637
                                                                               ------------------
                                         ARTICLES OF AMENDMENT

                                 General Laws, Chapter 156B, Section 72

                  This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment.  The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114.  Make check payable to the Commonwealth of Massachusetts.

                                                        ____________
                 We,  William S. Edgerly                                                    , President and
                      Robert J. Malley                                                         Secretary of

                                              State Street Boston Corporation
                --------------------------------------------------------------------------------------------
                                                   (Name of Corporation)

                located at   225 Franklin Street, Boston, Massachusetts 02110
_______________
     Name       do hereby certify that the following amendments to the articles of organization of the
     Approved   corporation were duly adopted at a meeting held on  April 20,      ,1983  , by vote of

                                           Common Stock
                  3,223,000     shares of  $10.00 par value   out of  4,311,465    shares outstanding,
                                          -------------------
                                           (Class of Stock)

                _______________ shares of ___________________ out of _____________ shares outstanding, and
                                           (Class of Stock)

                _______________ shares of ___________________ out of __________________ shares outstanding.
                                           (Class of Stock)

                                being at least a majority of each class outstanding and entitled to vote thereon:-/1/

                "VOTED:  That Article 3 of the Corporation's Articles of Organization be amended to change
      C [_]              the authorized common stock from 7,000,000 shares having a par value of $10.00 per
      P [_]              share to 14,000,000 shares having a par value of $1.00 per share; and that the Board
      M [_]              of Directors be and it hereby is authorized to issue any and all of the authorized but unissued shares of the Common Stock, $1 par value, of this Corporation at such time or times, to such persons, and for such lawful consideration, including cash, tangible or intangible property, services or expenses, or as such stock dividends, as may be determined from time to time by the Board of Directors."

                  /1/ For amendments adopted pursuant to Chapter 156B, Section 70

                  /2/ For amendments adopted pursuant to Chapter 156B, Section 71

                Note: If the space provided under any Amendment or item on this form is insufficient,
       3        additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand
--------------- margin of at least 1 inch for binding.  Additions to more than one Amendment may be
      PC        continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

FOR INCREASE IN CAPITAL FILL IN THE FOLLOWING:

                                                                  (                            )
                                                                   _________ shares preferred
                                                                  (                            )     with par value
                                                                   _________ shares common
The total amount of capital stock already authorized is           (                            )
                                                                   _________ shares preferred
                                                                  (                            )     without par value
                                                                   _________ shares common

                                                                  (                            )
                                                                   _________ shares preferred
                                                                  (                            )     with par value
                                                                   _________ shares common
The amount of additional capital stock authorized is              (                            )
                                                                   _________ shares preferred
                                                                  (                            )     without par value
                                                                   _________ shares common

     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 21/st/ day of April, in the year 1983.


/s/ William S. Edgerly                       President
------------------------------
/s/ Robert J. Malley                         Secretary
------------------------------

                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT
                   (General Laws, Chapter 156B, Section 72)
               I hereby approve the within articles of amendment
                  and, the filing fee in the amount of $75.00
              having been paid, said articles are deemed to have
                         been filed with me this 22nd
                              day of April, 1983.


     [stamp]               /s/ Michael Joseph Connoly

                               MICHAEL JOSEPH CONNOLLY
                                  Secretary of State

                      TO BE FILLED IN BY CORPORATION
                      PHOTO COPY OF AMENDMENT TO BE SENT

                 TO   Mr. Robert J. Malley, S.V.P.
                          State Street Boston Corporation
                          225 Franklin Street
                          Boston, MA 02101

                 Telephone: (617) 786-3104

                                                         Copy Mailed APR 28 1983

/s/ ILLEGIBLE
---------------
   Examiner

                                              The Commonwealth of Massachusetts
                                       OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                                                                                        FEDERAL IDENTIFICATION
                                             MICHAEL JOSEPH CONNOLLY, Secretary
                                          ONE ASHBURTON PLACE, BOSTON, MASS. 02108      No.      04-2456637
                                                                                           ------------------
                                                    ARTICLES OF AMENDMENT

                                           General Laws, Chapter 156B, Section 72

                  This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment.  The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114.  Make check payable to the Commonwealth of Massachusetts.

                                                        ____________
                 We,  William S. Edgerly                                        , President, and
                      Robert J. Malley                                            Secretary & Clerk of

                                              STATE STREET BOSTON CORPORATION
                --------------------------------------------------------------------------------------------
                                                   (Name of Corporation)

                located at   225 Franklin Street, Boston, Massachusetts 02101
_____________
    Name        do hereby certify that the following amendment to the articles of organization of the
    Approved    Corporation was duly adopted at a meeting held on  April 17,      ,1985  , by vote of

                  6,669,209     shares of  Common Stock       out of  8,241,453    shares outstanding.
                                          ...................
                                  $1 par   (Class of Stock)

                _______________ shares of ................... out of _____________ shares outstanding, and
                                           (Class of Stock)

                _______________ shares of ................... out of __________________ shares outstanding.
                                           (Class of Stock)

                                being at least a majority of each class outstanding and entitled to vote thereon:- /1/

                    "VOTED:   That Article 3 of the Articles of Organization be amended to increase the
C [_]                         authorized number of shares of Common Stock of the Corporation, $1 par
P [_]                         value, from 14 million to 28 million."
M [_]


                  /1/ For amendments adopted pursuant to Chapter 156B, Section 70

                  /2/ For amendments adopted pursuant to Chapter 156B, Section 71

                Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand
       4        margin of at least 1 inch for binding.  Additions to more than one Amendment may be
-------------   continued on a single sheet so long as each Amendment requiring each such addition
      PC        is clearly indicated.

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:

    --------------------------------------------------------------
                    NO PAR VALUE        WITH PAR VALUE      PAR
     KIND OF STOCK  NUMBER OF SHARES    NUMBER OF SHARES    VALUE
    --------------------------------------------------------------
         COMMON         -0-                14,000,000        $1
    --------------------------------------------------------------

    --------------------------------------------------------------

    --------------------------------------------------------------
       PREFERRED     3,500,000                -0-
    --------------------------------------------------------------

    --------------------------------------------------------------

    --------------------------------------------------------------


CHANGE the total to:


    --------------------------------------------------------------
                    NO PAR VALUE        WITH PAR VALUE      PAR
     KIND OF STOCK  NUMBER OF SHARES    NUMBER OF SHARES    VALUE
    --------------------------------------------------------------
         COMMON         -0-                28,000,000        $1
    --------------------------------------------------------------

    --------------------------------------------------------------

    --------------------------------------------------------------
       PREFERRED     3,500,000                -0-
    --------------------------------------------------------------

    --------------------------------------------------------------

    --------------------------------------------------------------

    The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 25th day of April, in the year 1985.

/s/ William S. Edgerly            President
-------------------------

/s/ Robert J. Malley              Secretary & Clerk
-------------------------

                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT
                   (General Laws, Chapter 156B, Section 72)
                I hereby approve the within articles of amendment and, the filing fee in the amount of $7,000.00 having been paid, said articles are deemed to have been filed with one this 29th day of April, 1985.


[STAMP]                             /s/ Michael Joseph Connolly

                                    MICHAEL JOSEPH CONNOLLY
                                      Secretary of State


                        TO BE FILLED IN BY CORPORATION
                      PHOTO COPY OF AMENDMENT TO BE SENT

                  TO:

                      Robert J. Malley, S.V.P. & General Counsel
                  ----------------------------------------------
                      State Street Boston Corporation
                      225 Franklin Street
                  ----------------------------------------------
                      Boston, MA 02101

                  ----------------------------------------------

                  Telephone (617) 654-3104
                  ----------------------------------------------

                                                            Copy Mailed

/s/ ILLEGIBLE                          The Commonwealth of Massachusetts
---------------
   Examiner                      OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                                                                                    FEDERAL IDENTIFICATION
                                      MICHAEL JOSEPH CONNOLLY, Secretary
                                   ONE ASHBURTON PLACE, BOSTON, MASS. 02108         NO.    04-2456637
                                                                                       ------------------
                                            ARTICLES OF AMENDMENT

                                   General Laws, Chapter 156B, Section 72

                  This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment.  The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114.  Make check payable to the Commonwealth of Massachusetts.

                                                        ____________
                 We,  David A. Spina                                        , Executive Vice President, and
                      Robert J. Malley                                                 Secretary & Clerk of

                                                 STATE STREET BOSTON CORPORATION
                --------------------------------------------------------------------------------------------
                                                   (Name of Corporation)

                located at   225 Franklin Street, Boston, Massachusetts 02101
                          ----------------------------------------------------------------------------------
_______________
     Name       do hereby certify that the following amendment to the articles of organization of the
     Approved   corporation was duly adopted at a meeting held on  April 16,      ,1986  , by vote of

                  14,092,857    shares of  Common Stock       out of  17,216,198   shares outstanding.
                                          -------------------
                                           (Class of Stock)

                --------------- shares of ------------------- out of ------------- shares outstanding, and
                                           (Class of Stock)

                --------------- shares of ------------------- out of ------------------ shares outstanding.
                                           (Class of Stock)

                                being at least a majority of each class outstanding and entitled to vote thereon:-/1/

                    "VOTED:   That Article 3 of the Articles of Organization be amended to increase the
      C [_]                   authorized number of shares of Common Stock of the Corporation, $1 par
      P [_]                   value, from 28 million to 56 million."
      M [_]


                  /1/ For amendments adopted pursuant to Chapter 156B, Section 70.

                  /2/ For amendments adopted pursuant to Chapter 156B, Section 71.

                Note: If the space provided under any Amendment or item on this form is insufficient,
       4        additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand
--------------- margin of at least 1 inch for binding.  Additions to more than one Amendment may be
      PC        continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:

    --------------------------------------------------------------
                    NO PAR VALUE        WITH PAR VALUE      PAR
     KIND OF STOCK  NUMBER OF SHARES    NUMBER OF SHARES    VALUE
    --------------------------------------------------------------
         COMMON         -0-                28,000,000        $1
    --------------------------------------------------------------

    --------------------------------------------------------------

    --------------------------------------------------------------
       PREFERRED     3,500,000                -0-
    --------------------------------------------------------------

    --------------------------------------------------------------

    --------------------------------------------------------------


CHANGE the total to:


    --------------------------------------------------------------
                    NO PAR VALUE        WITH PAR VALUE      PAR
     KIND OF STOCK  NUMBER OF SHARES    NUMBER OF SHARES    VALUE
    --------------------------------------------------------------
         COMMON         -0-                56,000,000        $1
    --------------------------------------------------------------

    --------------------------------------------------------------

    --------------------------------------------------------------
       PREFERRED     3,500,000                -0-
    --------------------------------------------------------------

    --------------------------------------------------------------

    --------------------------------------------------------------

     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 9/th/ day of May, in the year 1986


/s/ David A. Spina                        Executive Vice President
------------------------------
/s/ Peter J. Malley                       Clerk and Secretary
------------------------------

                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT
                   (General Laws, Chapter 156B, Section 72)
               I hereby approve the within articles of amendment
                and, the filing fee in the amount of $14,000.00
              having been paid, said articles are deemed to have
                          been filed with me this 9th
                               day of May, 1986.


     [stamp]               /s/ Michael Joseph Connolly

                               MICHAEL JOSEPH CONNOLLY
                                  Secretary of State

                      TO BE FILLED IN BY CORPORATION
                      PHOTO COPY OF AMENDMENT TO BE SENT

                 TO   Mr. Robert J. Malley, Secretary & Clerk
                          State Street Boston Corporation
                          225 Franklin Street
                          Boston, MA 02101

                 Telephone: (617) 654-3104

                                                         Copy Mailed

/s/ ILLEGIBLE                       The Commonwealth of Massachusetts
---------------
   Examiner                   OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                                                                                    FEDERAL IDENTIFICATION
                                    MICHAEL JOSEPH CONNOLLY, Secretary
                                 ONE ASHBURTON PLACE, BOSTON, MASS. 02108           NO.  04-2456637
                                                                                       ------------

                                          ARTICLES OF AMENDMENT

                                  General Laws, Chapter 156B, Section 72

                  This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment.  The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114.  Make check payable to the Commonwealth of Massachusetts.

                                                        ____________
                 We,  David A. Spina                                        , Executive Vice President, and
                      Robert J. Malley                                                 Secretary & Clerk of

                                              STATE STREET BOSTON CORPORATION
                --------------------------------------------------------------------------------------------
                                                   (Name of Corporation)

                located at   225 Franklin Street, Boston, Massachusetts 02101
_______________
     Name       do hereby certify that the following amendments to the articles of organization of the
     Approved   corporation were duly adopted at a meeting held on  April 15,      ,1987  , by vote of

                  27,682,822    shares of  Common Stock     out of  35,116,000   shares outstanding, Amendment #1
                                          -----------------
                                           (Class of Stock)

                  27,501,803    shares of  Common Stock     out of  35,116,000   shares outstanding, Amendment #2
                                          -----------------
                                           (Class of Stock)

                _______________ shares of ------------------- out of __________________ shares outstanding.
                                           (Class of Stock)

                CROSS OUT       being at least two-thirds of each class outstanding and entitled to vote
                INAPPLICABLE    thereon and of each class or series of stock whose rights are adversely
                CLAUSE          affected thereby:-/2/

                                                  AMENDMENT #1
                                                  ------------
                    "VOTED:   That Article 6 of the Corporation's Articles of Organization be amended to
      C [_]                   add the following new paragraph pursuant to the Business Corporation of
      P [_]                   Massachusetts:
      M [_]
                              (See Continuation Sheet 1A, attached)

                  /1/ For amendments adopted pursuant to Chapter 156B, Section 70

                  /2/ For amendments adopted pursuant to Chapter 156B, Section 71

      7         Note  If the space provided under any Amendment or item on this form is insufficient,
--------------- additions shall be set forth on separate 8 /1/2/ x 11 sheets of paper leaving a left hand
      PC        margin of at least 1 inch for binding.  Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:

    --------------------------------------------------------------
                    NO PAR VALUE        WITH PAR VALUE      PAR
     KIND OF STOCK  NUMBER OF SHARES    NUMBER OF SHARES    VALUE
    --------------------------------------------------------------
         COMMON
    --------------------------------------------------------------

    --------------------------------------------------------------

    --------------------------------------------------------------
       PREFERRED
    --------------------------------------------------------------

    --------------------------------------------------------------

    --------------------------------------------------------------


CHANGE the total to:


    --------------------------------------------------------------
                    NO PAR VALUE        WITH PAR VALUE      PAR
     KIND OF STOCK  NUMBER OF SHARES    NUMBER OF SHARES    VALUE
    --------------------------------------------------------------
         COMMON
    --------------------------------------------------------------

    --------------------------------------------------------------

    --------------------------------------------------------------
       PREFERRED
    --------------------------------------------------------------

    --------------------------------------------------------------

    --------------------------------------------------------------

                        STATE STREET BOSTON CORPORATION


                             Continuation Sheet 1A
                             ---------------------

                           Amendment # 1 (continued)
                           -------------------------


                            "Liability of Directors

     A director of this corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director notwithstanding any provision of law imposing such liability, provided, however, that this paragraph of Article Six shall not eliminate the liability of a director to the extent such liability is imposed by applicable law (i) for any breach of the director's duty of loyalty to this corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for any transaction from which the director derived an improper personal benefit, or (iv) for paying a dividend, approving a stock repurchase or making loans which are illegal under certain provisions of Massachusetts law, as the same exists or hereafter may be amended. If Massachusetts law is hereafter amended to authorize the further limitation of the legal liability of the directors of this corporation, the liability of the directors shall then be deemed to be limited to the fullest extent then permitted by Massachusetts law as so amended. Any repeal or modification of this paragraph of this Article Six which may hereafter be effected by the stockholders of this corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director for acts or omissions prior to such repeal or modification."

                             Continuation Sheet 2A
                             ---------------------

INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS
-------------------------------------------------

     The corporation shall to the fullest extent legally permissible indemnify each person who is or was a director, officer, employee or other agent of the corporation and each person who is or was serving at the request of the corporation as a director, trustee, officer, employee or other agent of another corporation or of any partnership, joint venture, trust, employee benefit plan or other enterprise or organization against all liabilities, costs and expenses, including but not limited to amounts paid in satisfaction of judgments, in settlement or as fines and penalties, and counsel fees and disbursements, reasonably incurred by him in connection with the defense or disposition of or otherwise in connection with or resulting from any action, suit or other proceeding, whether civil, criminal, administrative or investigative, before any court or administrative or legislative or investigative body, in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while in office or thereafter, by reason of his being or having been such a director, officer, employee, agent or trustee, or by reason of any action taken or not taken in any such capacity, except with respect to any matter as to which he shall have been finally adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his action was in the best interests of the corporation (any person serving another organization in one or more of the indicated capacities at the request of the corporation who shall not have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interest of such other organization shall be deemed so to have acted in good faith with respect to the corporation) or to the extent that such matter relates to service with respect to an employee benefit plan, in the best interest of the participants or beneficiaries of such employee benefit plan. Expenses, including but not limited to counsel fees and disbursements, or incurred by any such person in defending any such action, suit or proceeding, shall be paid from time to time by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person indemnified to repay the amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized hereunder.

     If, in an action, suit or proceeding brought by or in the name of the corporation, a director of the corporation is held not liable for monetary damages, whether because that director is relieved of personal liability under the provisions of this Article Six of the Articles of Organization, or otherwise, that director shall be deemed to have met the standard of conduct set forth above and to be entitled to indemnification for expenses reasonably incurred in the defense of such action, suit or proceeding.

     As to any matter disposed of by settlement by such person, pursuant to a consent decree or otherwise, no such indemnification either for the amount of such settlement or for any other expenses shall be provided unless such settlement shall be approved as in the best interests of the corporation, after notice that it involves such indemnification, (a) by vote of a majority of the disinterested directors then in office (even though the disinterested directors be less than a quorum), or (b) by any disinterested person or persons to whom the question may be referred by vote of a majority of such disinterested directors, or (c) by vote of the holders of a majority of the outstanding stock at the time entitled to vote for directors, voting as a single class, exclusive of any stock owned by any interested person, or (d) by any disinterested person or persons to whom the question may be referred by vote of the holders of a majority of such stock. No such approval shall prevent the recovery from any such director, officer, employee, agent or trustee of any amounts paid to him or on his behalf as indemnification in accordance with the preceding sentence if such person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that his action was in the best interests of the corporation.

     The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which any director, officer, employee, agent or trustee may be entitled or which may lawfully be granted to him. As used herein, the terms "director", "officer", "employee", "agent", and "trustee" include their respective executors, administrators and other legal representatives, an "interested" person is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or had been pending or threatened, and a "disinterested" person is a person against whom no such action, suit or other proceeding is then or had been pending or threatened.

     By action of the board of directors, notwithstanding any interest of the directors in such action, the corporation may purchase and maintain insurance, in such amounts as the board of directors may from time to time deem appropriate, on behalf of any person who is or was a director, officer, employee or other agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee or other agent of another corporation or of any partnership, joint venture, trust, employee benefit plan or other enterprise or organization against any liability incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability.

                                 Amendment #2
                                 ------------

          VOTED: That Article 6 of the Articles of Organization be further amended and restated with respect to indemnification to read as follows:

                   (See Continuation Sheet 2A, attached)


     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this twenty-fourth day of April, in the year 1987


     David A Spina                               Executive Vice President

     Robert J. Malley                            Clerk

                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT
                   (General Laws, Chapter 156B, Section 72)
               I hereby approve the within articles of amendment
                  and, the filing fee in the amount of $75.00
              having been paid, said articles are deemed to have
                         been filed with me this 1st
                               day of May, 1987.


     [stamp]              /s/ Michael Joseph Connolly

                              MICHAEL JOSEPH CONNOLLY
                                 Secretary of State

                     TO BE FILLED IN BY CORPORATION
                     PHOTO COPY OF AMENDMENT TO BE SENT

                TO   Mr. Robert J. Malley, Secretary & Clerk
                         State Street Boston Corporation
                         225 Franklin Street
                         Boston, MA 02101

                Telephone: (617) 654-3104

                                                         Copy Mailed

                       The Commonwealth of Massachusetts
                OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                      MICHAEL JOSEPH CONNOLLY, Secretary      FEDERAL
                    ONE ASHBURTON PLACE, BOSTON, MASS.02108   IDENTIFICATION
                                                              No. 04-2456637
                CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING     --------------
                         A SERIES OF A CLASS OF STOCK

                    General Laws, Chapter 1568, Section 26








                                 -------------
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


We, Robert J. Malley, Vice President, and

    Robert J. Malley, Clerk

    STATE STREET BOSTON CORPORATION
--------------------------------------------------------------------------------
                             (Name of Corporation)
located at 225 Franklin Street, Boston, MA 02110
           ---------------------------------------------------------------------
do hereby certify that a meeting of the directors of the corporation held on
September 15     ,1988, the following vote establishing and designating a series
-----------------
of a class of stock and determining the relative rights and preferences thereof was duly adopted:-


               See continuation sheets numbered 2A through 2A-7










NOTE: Votes for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc.
      Continuation sheets must have a left-hand margin 1 inch wide for binding and shall be 8 1/2" X 11". Only one side should be used.
                   ============

VOTED:    That pursuant to the authority to granted and vested in the Board of
-----
          Directors in accordance with the provisions of the Articles of Organisation, as amended to date, the Board of Directors hereby creates a series of Preferred Stock, without par value, of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, preferences and limitations thereof (in addition to the provisions set forth in the Articles of Organization which are applicable to the Preferred Stock of all classes and series), as set forth in the Certificate of Designation, Preferences and Rights comprising Exhibit A to the Rights Agreement, which is attached hereto and incorporated herein by reference; and

                                      2A

                                                                       Exhibit A
                                                                       ---------


                          CERTIFICATE OF DESIGNATION,
                            PREFERENCES AND RIGHTS

                                     of

                 SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

                                      of

                        STATE STREET BOSTON CORPORATION

                        (Pursuant to Section 26 of the
                    Massachusetts Business Corporation Law)

                            _______________________


          State Street Boston Corporation, a corporation organized and existing under the Business Corporation Law of the Commonwealth of Massachusetts (hereinafter called the "Corporation"), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Section 26 of the Business Corporation Law at a meeting duly called and held on September 15, 1988:

          RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (hereinafter called the "Board of Directors" or the "Board") in accordance with the provisions of the Articles of Organization, the Board of Directors hereby creates a series of Preferred Stock, without par value (the "Preferred Stock"), of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof (in addition to any provisions set forth in the Articles of Organization of the Corporation which are applicable to the Preferred Stock of all classes and series) as follows:

          Series A Junior Participating Preferred Stock:

          Section 1.  Designation and Amount. The shares of such series shall be
                      ----------------------
designated as "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be 400,000. Such number of shares may be

                                     2A-1
increased or decreased by resolution of the Board of Directors; provided, that
                                                                --------
no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

          Section 2.     Dividends and Distributions.
                         ---------------------------

          (A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, $1 par value (the "Common Stock"), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause
     (b) of the preceding sentence

                                     2A-2
     shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declared a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

          (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to received payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

          Section 3. Voting Rights. The holders of shares of Series A Preferred
                     -------------
Stock shall the following voting rights:

                                     2A-3

          (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (B) Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

          (C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

          Section 4. Certain Restrictions.
                     --------------------

          (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall been paid in full, the Corporation shall not:

               (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liqui-

                                     2A-4
          dation, dissolution or winding up) to the Series A Preferred Stock;


               (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled:

               (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

               (iv) redeem or purchase or otherwise acquire for considiration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

          (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this
     Section 4, purchase or otherwise acquire such shares at such time and in such manner.

          Section 5. Reacquired Shares.  Any shares of Series A Preferred Stock
                     -----------------
purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired

                                     2A-5
and cancelled promptly after the acquisition thereof. All such shares will upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Articles of Organization, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

          Section 6.  Liquidation, Dissolution or Winding Up.  Upon any
                      --------------------------------------
liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          Section 7.  Consolidation, Merger, etc.  In case the Corporation shall
                      --------------------------
enter into any consolidation, merger, combination or other transaction in which the shares of Com-mon Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment herein-after set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          Section 8.  No Redemption. The shares of Series A Preferred Stock
                      -------------
shall not be redeemable.

          Section 9.  Rank. The Series A Preferred Stock shall rank junior with
                      ----
respect to the payment of dividends and the distribution of assets to all other series of the Corporation's Preferred Stock.

          Section 10. Amendment. The Articles of Organization of the Corporation
                      ---------
shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

                                     2A-7

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 31st day of January, in the year 1992


 /s/ Robert J. Malley                                 Senior Vice President
--------------------------------------
Robert J. Malley

 /s/ Robert J. Malley                                    Clerk
--------------------------------------
Robert J. Malley

                       THE COMMONWEALTH OF MASSACHUSETTS

                 Certificate of Vote of Directors Establishing
                         A Series of a Class of Stock
                    (General Laws, Chapter 156B Section 26)
               I hereby approve the within certificate and, the
                       filing fee in the amount of $100
            having been paid, said certificate is hereby filed this
                           6th day of FEBRUARY 1992

[STAMP]                     /s/ Michael Joseph Connolly

                            Michael Joseph Connolly
                              Secretary of State



                        TO BE FILLED IN BY CORPORATION

                     PHOTO COPY OF CERTIFICATE TO BE SENT

                   TO:

                   Robert J. Malley, Vice President & Clerk
                   ----------------------------------------
                   State Street Boston Corporation
                   225 Franklin Street
                   ----------------------------------------
                   Boston, MA 02110

                   ----------------------------------------
                   Telephone 617-654-3104
                   ----------------------------------------


                                                       Copy Mailed

   /s/ FR                                The Commonwealth of Massachusetts
---------------
  Examiner                         OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                                                                                        FEDERAL IDENTIFICATION
                                          MICHAEL JOSEPH CONNOLLY, Secretary
                                      ONE ASHBURTON PLACE, BOSTON, MASS. 02108          NO.    04-2456637
                                                                                           ------------------
                                                 ARTICLES OF AMENDMENT

                                       General Laws, Chapter 156B, Section 72

                  This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment.  The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114.  Make check payable to the Commonwealth of Massachusetts.

                                                        ____________
                 We,  Marshall N. Carter                                                  , President and
                      Robert J. Malley                                                         , Clerk of

                                             State Street Boston Corporation
                ............................................................................................
                                                   (Name of Corporation)

                located at   225 Franklin Street, Boston, Massachusetts 02210
     N/A
---------------
Name            do hereby certify that the following amendment to the articles of organization of the
Approved        corporation was duly adopted at a meeting held on  April 15       ,1992  , by vote of

                  31,180,121    shares of  Common Stock       out of  37,248,358   shares outstanding.
                                          ...................
                                           (Class of Stock)

                _______________ shares of ................... out of _____________ shares outstanding, and
                                           (Class of Stock)

                _______________ shares of ................... out of __________________ shares outstanding.
                                           (Class of Stock)

                                being at least a majority of each class outstanding and entitled to vote thereon:- /1/

                    "VOTED:   That Article 3 of the Restated Articles of Organization be amended to increase
                     -----
      C [_]                   the authorized number of shares of Common Stock $1 par value, from 56 million
      P [_]                   to 112 million, and to authorize the Board of Directors to issue such shares
      M [_]                   from time to time for general corporate purposes."


                  /1/ For amendments adopted pursuant to Chapter 156B, Section 70

                  /2/ For amendments adopted pursuant to Chapter 156B, Section 71

                Note: If the space provided under any Amendment or item on this form is insufficient,
       4        additions shall be set forth on separate 8 1/2 x 11 sheets of paper leaving a left hand
--------------- margin of at least 1 inch for binding. Additions to more than one Amendment may be
      PC        continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

TO CHANGE the number of shares and the par value, if any, of each class of stock within the corporation fill in the following:

The total presently authorized is:

    --------------------------------------------------------------
                    NO PAR VALUE        WITH PAR VALUE      PAR
     KIND OF STOCK  NUMBER OF SHARES    NUMBER OF SHARES    VALUE
    --------------------------------------------------------------
         COMMON         -0-                56,000,000        $1
    --------------------------------------------------------------

    --------------------------------------------------------------

    --------------------------------------------------------------
       PREFERRED     3,500,000                -0-
    --------------------------------------------------------------

    --------------------------------------------------------------

    --------------------------------------------------------------


CHANGE the total to:


    --------------------------------------------------------------
                    NO PAR VALUE        WITH PAR VALUE      PAR
     KIND OF STOCK  NUMBER OF SHARES    NUMBER OF SHARES    VALUE
    --------------------------------------------------------------
         COMMON         -0-               112,000,000        $1
    --------------------------------------------------------------

    --------------------------------------------------------------

    --------------------------------------------------------------
       PREFERRED     3,500,000                -0-
    --------------------------------------------------------------

    --------------------------------------------------------------

    --------------------------------------------------------------

     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 22nd day of April, in the year 1992


/s/ Marshall N. Carter                    President
------------------------------
/s/ Robert J. Malley                        Clerk
------------------------------

                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT
                   (General Laws, Chapter 156B, Section 72)
               I hereby approve the within articles of amendment
                and, the filing fee in the amount of $56,000.00
              having been paid, said articles are deemed to have
                        been filed with me this 24th
                              day of April, 1992.


     [stamp]             /s/ Michael Joseph Connolly

                             MICHAEL JOSEPH CONNOLLY
                                Secretary of State

                    TO BE FILLED IN BY CORPORATION
                    PHOTO COPY OF AMENDMENT TO BE SENT

               TO   Mr. Robert J. Malley, Clerk
                        State Street Boston Corporation
                        225 Franklin Street - 4th Floor
                        Boston, MA 02101

               Telephone: (617) 654-3104

                                                         Copy Mailed

                              CONTINUATION SHEET
                              ------------------

(Vote 1)       VOTED:    That Article 1 of the Restated Articles of Organization
               ------    be amended to change the name of the Corporation from
                         State Street Boston Corporation to State Street
                         Corporation.

(Vote 2)       VOTED:    That Article 3 of the Restated Articles of Organization
               ------    be amended to increase the number of authorized shares
                         of Common Stock, $1 par value, from 112,000,000 to 250,000,000, and to authorize the issuance from time to time of the authorized and unissued shares of the Corporation by the Board of Directors.

                         [LETTERHEAD OF STATE STREET]

                                April 16, 1997


BY HAND
-------

Commonwealth of Massachusetts
Division of Corporations
Office of the State Secretary
One Ashburton Place, Room 1710
Boston, Massachusetts 02108

Re:  State Street Boston Corporation
     -------------------------------

Gentlemen:

     State Street Corporation is a wholly-owned subsidiary of State Street Boston Corporation and has no objection and hereby consents to the change of name of State Street Boston Corporation to State Street Corporation.


                                        Very truly yours,


                                        Evalyn Lipton Fishbein



Enclosure

/s/ ILLEGIBLE
---------------
    Examiner
                                                                                                    FEDERAL IDENTIFICATION
                                                                                                    No. 04-2456637
                                                                                                        ----------


                                                 THE Commonwealth of Massachusetts
                                                      William Francis Galvin
                                                   Secretary of the Commonwealth
                                       One Ashburton Place, Boston, Massachusetts 02108-1512

                                                       ARTICLES OF AMENDMENT
HG/CON                                       (General Laws, Chapter 156B, Section 72)
------
Name
Approved

           We,                                   David A. Spina                                           *President
               ----------------------------------------------------------------------------------------,

           and                                   John R. Towers                                               *Clerk
               -----------------------------------------------------------------------------------------------,

           of                                      State Street Boston Corporation
               -------------------------------------------------------------------------------------------------------,
                                                    (Exact name of corporation)

          located at  225 Franklin Street, Boston, MA. 02110
                    --------------------------------------------------------------------------------------------------,
                                            (Street address of corporation in Massachusetts)

          certify that these Articles of Amendment affecting articles numbered:

                                               Articles 1 and 3
               -------------------------------------------------------------------------------------------------------,
                                                  (Number those articles 1, 2, 3, 4, 5 and/or 6 being amended)


          of the Articles of Organization were duly adopted at a meeting held on April 16, 1997. by vote of
                                                                                 --------  ----
          67,456,754  shares of             Common Stock               of 80,515,785   on shares outstanding Vote 1
                                      --------------------------
                                 (type, class & series, if any)

          66,278,074  shares of             Common Stock            of 80,515,785   on shares outstanding Vote 2 and
                                   ----------------------------
                                 (type, class & series, if any)

                      shares of                                  of              shares outstanding
          ----------           --------------------------------     ------------
                                 (type, class & series, if any)

C   [X]
P   [_]   /1/**being at least a majority of each type, class or series outstanding and entitled to vote thereof
M   [_]
R.A [_]                                               See Continuation Sheet.


          * Delete the inapplicable words.        ** Delete the inapplicable clause
          /1/ For amendments adopted pursuant to Chapter 156B, Section 70
          /2/ For amendments adopted pursuant to Chapter 156B, Section 71
    6     Note: If the space provided under any article or there on this form is insufficient additions shall be set forth on one
--------  side only of separate 9 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article
PC        may be made on a single sheet so long as each article requiring each addition is clearly indicated.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issure fill in the following:

The total presently authorized is:

    ----------------------------------------------------------------------------
          WITHOUT PAR VALUE STOCKS                     WITH PAR VALUE STOCKS
    ----------------------------------------------------------------------------
       TYPE        NUMBER OF SHARES    TYPE        NUMBER OF SHARES   PAR VALUE
    ----------------------------------------------------------------------------
      Common:         -0-             Common:     112,000,000         $1
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
      Preferred:    3,500,000         Preferred:      -0-
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------


Change the total authorized to:

    ----------------------------------------------------------------------------
          WITHOUT PAR VALUE STOCKS                     WITH PAR VALUE STOCKS
    ----------------------------------------------------------------------------
       TYPE        NUMBER OF SHARES    TYPE        NUMBER OF SHARES   PAR VALUE
    ----------------------------------------------------------------------------
      Common:         -0-             Common:     250,000,000         $1
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
      Preferred:    3,500,000         Preferred:      -0-
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:_______________________

SIGNED UNDER THE PENALTIES OF PERJURY, this 16th day of April, 1997.


     David A. Sping                                 President
---------------------------------------------

     John R. Towers                                  Clerk
---------------------------------------------

*Delete the inapplicable words.

                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT
                   (General Laws, Chapter 156B, Section 72)

     ========================================================================

     I hereby approve the within Articles of Amendment and, the filing fee in the amount of $138,100.00 having been paid, said articles are deemed to have been filed with me this 16th day of April, 1997.


     Effective date:_________________________________________________________





                       /s/ William Francis Galvin

                           WILLIAM FRANCIS GALVIN
                           Secretary of the commonwealth


     [stamp]


                       TO BE FILLED IN BY CORPORATION
                       Photocopy of document to be sent to:

                           John R. Towers, Clerk
                           State Street Corporation
                           225 Franklin Street, M-4
                           Boston, MA 02101

[ELIGIBLE]
------------
Examiner

    N/A
------------
Name
Approved


 C      [_]
 P      [_]
 M      [_]
R.A.    [_]


      5
------------
P.C.

                                                          FEDERAL IDENTIFICATION
                                                          NO. 04-2456637

                       The Commonwealth of Massachusetts
                            William Francis Galvin
                         Secretary of the Commonwealth
             One Ashburton Place, Boston, Massachusetts 02108-1512

                             ARTICLES OF AMENDMENT
                   (General Laws, Chapter 156B, Section 72)

We, David A. Spina            , *President

and Maureen Scannell Bateman      , *Clerk

of  State Street Corporation,
    --------------------------------------------------------------------,
                          (Exact name of corporation)

located at 225 Franklin Street, Boston, Massachusetts 02110,
           -------------------------------------------------------------,
                (Street address of corporation in Massachusetts)

certify that these Articles of Amendment affecting articles numbered:

                                   Article 3
--------------------------------------------------------------------------------
         (Number those articles 1, 2, 3, 4, 5, and/or 6 being amended)

of the Articles of Organization were duly adopted at a meeting held on April 18,

2001, by vote of: 133,261,123 shares of        Common Stock      of 163,006,883
                                       --------------------------
                                     (type, class & series, if any)

outstanding _________________ shares of ______________________________ of
                                     (type, class & series, if any)

_______________ shares outstanding, and________________________ shares of

______________________________ of _____________________ shares outstanding,
(type, class & series, if any)


/1/**being at least a majority of each type, class or series outstanding and entitled to vote thereon:

                            See Continuation Sheet

*Delete the inapplicable words   **Delete the inapplicable clause
/1/ For amendment adapted pursuant to Chapter 156B. Section *0
/2/ For amendment adapted pursuant to Chapter 156B. Section -1
Note: If the space provided under any article or item on this form is insufficient, additions shall be set forth on one side only of separate 8 1/2 x 11 sheets of paper with a left margin of at least 1 inch. Additions to more than one article may be made on a single sheet as long as each article requiring each addition is clearly indicated.

To change the number of shares and the par value (if any) of any type, class or series of stock which the corporation is authorized to issue, fill in the following:

The total presently authorized is:

    ----------------------------------------------------------------------------
          WITHOUT PAR VALUE STOCKS                     WITH PAR VALUE STOCKS
    ----------------------------------------------------------------------------
       TYPE        NUMBER OF SHARES    TYPE        NUMBER OF SHARES   PAR VALUE
    ----------------------------------------------------------------------------
      Common:         -0-             Common:     250,000,000         $1
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
      Preferred:    3,500,000         Preferred:      -0-
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------


Change the total authorized to:

    ----------------------------------------------------------------------------
          WITHOUT PAR VALUE STOCKS                     WITH PAR VALUE STOCKS
    ----------------------------------------------------------------------------
       TYPE        NUMBER OF SHARES    TYPE        NUMBER OF SHARES   PAR VALUE
    ----------------------------------------------------------------------------
      Common:         -0-             Common:     500,000,000         $1
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------
      Preferred:    3,500,000         Preferred:      -0-
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

                              CONTINUATION SHEET
                              ------------------


Voted: That Article 3 of the Restated Articles of Organization be amended to increase the number of authorized shares of Common Stock, $1 par value, from 250,000,000 to 500,000,000.

The foregoing amendment(s) will become effective when these Articles of Amendment are filed in accordance with General Laws, Chapter 156B, Section 6 unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

Later effective date:_______________________

SIGNED UNDER THE PENALTIES OF PERJURY, this 18th day of April, 2001


     David A. Spina                                 President
---------------------------------------------

     Maureen Scannell Bateman                         Clerk
---------------------------------------------

*Delete the inapplicable words.

                       THE COMMONWEALTH OF MASSACHUSETTS

                             ARTICLES OF AMENDMENT
                   (General Laws, Chapter 156E, Section 72)


   ========================================================================


   I hereby approve the within Articles of Amendment and, the filing fee in the amount of $250,000 having been paid, said articles are deemed to have been filed with me this 18th day of April 2001.

   Effective date:__________________________________

                          /s/ William Francis Galvin


                            WILLIAM FRANCIS GALVIN
                         Secretary of the Commonwealth


                                    [STAMP]

                        TO BE FILLED IN BY CORPORATION
                        Photocopy of document to be sent to:

                       Maureen Scannell Bateman, Clerk
                  ---------------------------------------------

                       State Street Corporation
                  ---------------------------------------------
                       255 Franklin Street
                       Boston, Massachusetts 02110
                  ---------------------------------------------

                       Telephone:  (617) 786-3000
                  ---------------------------------------------


                                                                                    FEDERAL IDENTIFICATION
                                                                                    NO. 04-2456637
                                                                                        ----------
------------
Examiner                            The Commonwealth of Massachusetts

                                         William Francis Galvin
                                      Secretary of the Commonwealth
                          One Ashburton Place, Boston, Massachusetts 02108-1512

                                        CERTIFICATE OF CORRECTION
                                (General Laws, Chapter 156B, Section 6A)



              1. Exact name of corporation:  State Street Corporation

              2. Document to be corrected:  Articles of Amendment

              3. The above mentioned document was filed with the Secretary of the
                 Commonwealth on April 18, 2001

              4. Please state the inaccuracy or defect in said document:

                       The Articles of Amendment were adopted by vote of:

                       133,261,123 shares of Common Stock of 163,006,883 shares outstanding






              5. Please state corrected version of the document:

                       The Articles of Amendment were adopted by vote of:

                       133,263,771 shares of Common Stock of 163,006,883 shares outstanding






              Note: This correction should be signed by the person(s) required by law to sign the original document.


              SIGNED UNDER THE PENALTIES OF PERJURY, this 30th day of April, 2001,


              /s/ David A. Spina
              _____________________________________________________________, *President

              /s/ Maureen Scannell Bateman
              _______________________________________________, *Clerk


              *Delete the inapplicable words.
              Note: If the inaccuracy or defect to be corrected is not apparent on the face of the document, minutes of the meeting substantiating the error must be filed
------------  with the certificate. Additional information may be provided on separate 8 1/2
P.C.          x 11 sheets of white paper with a left margin of at least 1 inch.